Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Peter Hadden, President of Baillie Gifford Funds (the “Registrant”), certify that:

1.                          The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 3, 2015	/s/ Peter Hadden
Peter Hadden, President
(principal executive officer)

I, Lindsay Cockburn, Treasurer of Baillie Gifford Funds (the “Registrant”), certify that:

1.                          The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 3, 2015	/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)